UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2023

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW

New Prague, MN 56071

(Address of Principal Executive Offices) (Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	ELMD	NYSE American LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2023, Electromed, Inc. (the "Company") announced the appointment of James L. Cunniff to serve as its next Chief Executive Officer and President, beginning July 1, 2023. The Company's board of directors (the "Board") has also approved an increase in its size to nine members and appointed Mr. Cunniff to serve as an additional director effective as of the same date. Mr. Cunniff will not serve on any committees.

Mr. Cunniff, age 58, most recently served as President and Chief Executive Officer of Provista Inc., from 2017 to May 2022. Previously, he served as President and Chief Executive Officer at Denver Solutions, LLC (d/b/a Leiters Health) from 2015 to 2017 and as Senior Vice President, Americas, at Acelity L.P. Inc., from 2012 to 2014. Mr. Cunniff holds a bachelor's degree in Advertising and Business from the University of Illinois Urbana-Champaign and has completed the Advanced Management Program at Harvard Business School.

On May 22, 2023, the Company entered into an employment agreement with Mr. Cunniff, to become effective as of July 1, 2023, pursuant to which he will receive an initial annual base salary of $500,000. He will be eligible to participate in the Company's annual officer bonus plan, beginning with the fiscal year ending June 30, 2024, with a target payout equal to 50% of annual base salary. He also will be eligible to participate in the Company's annual equity incentive grants and will receive an initial grants of (a) 175,000 performance-based restricted stock units and (b) options to purchase 175,000 shares of common stock, each in the form of inducement awards on terms substantially similar to the Company's 2017 Omnibus Incentive Plan and effective as soon as practicable on or after his first day of employment. The option is expected to vest with respect to 25% of the shares on the first anniversary of the date of grant and then quarterly over the remaining three years in twelve equal increments. The performance-based restricted stock units will be eligible to vest and settle into shares of common stock on a 1-for-1 basis with respect to one-half of the shares upon achieving a total shareholder return of 50% and the remaining shares upon a total shareholder return of 100%, in each case within four years of the date of grant. On the same date, the Company entered into a letter agreement with Mr. Cunniff pursuant to which he will be entitled to relocation assistance of up to $30,000. He will be eligible to participate in the other compensation and benefits programs generally available to Company employees.

If his employment is terminated by us for any reason other than for "cause" (as defined in his employment agreement) or is terminated by him for "good reason" (as defined in his employment agreement), and such termination occurs before a change in control (as defined in his employment agreement), then he will be eligible to (A) receive an amount equal to (i) one times his annualized base salary as of the termination date, payable in installments over 12 months, plus (ii) an amount equal to a prorated portion of his target annual bonus based on the Company's performance for the fiscal year in which the termination date occurs, payable in a lump sum, and (B) have us continue to pay the Company portion of COBRA premiums for up to 12 months.

If any such termination occurs within twelve months after a change of control, then he would instead be eligible to (A) receive an amount equal to (i) receive an amount equal to (i) one times his annualized base salary as of the termination date, plus (ii) an amount equal to 100% of his target annual bonus that was based on his individual performance for the fiscal year in which the termination date occurs, payable in a lump sum, (B) have us continue to pay the Company portion of COBRA premiums for up to 12 months.

All of the foregoing severance benefits remain contingent on Mr. Cunniff signing and not revoking a release of claims and his remaining in strict compliance with the terms of his employment agreement, any supplemental non-competition, non-solicitation, and confidentiality agreement with the Company, and any other written agreement between him and the Company.

The foregoing description of the material terms of the Employment Agreement and the letter agreement are qualified by the full text thereof, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and incorporated by reference into this Item 5.02.

To facilitate a return to a Board size of eight members, current director Lee A. Jones will not stand for election and is expected to serve the remainder of her term as a member of the Board, which is scheduled to expire at the Company's next annual meeting of shareholders expected to be held in November 2023.

Item 7.01	Regulation FD Disclosure.

The full text of the Company's press release announcing Mr. Cunniff's appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Employment Agreement with James Cunniff dated May 22, 2023

10.2	Letter Agreement with James Cunniff dated May 22, 2023

99.1	Press Release dated June 5, 2023

104	Cover Page Interactive Data File (embedded in the cover page and formatted in inline XBRL)

The information contained in Item 7.01, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “anticipate,” “assume,” “believe,” “expect,” “may,” “potential,” “should,” “will,” and similar expressions, including the negative of these terms, but they are not the exclusive means of identifying such statements. Forward-looking statements cannot be guaranteed, and actual results may vary materially due to the uncertainties and risks, known or unknown associated with such statements. Examples of risks and uncertainties for the Company include, but are not limited to, the duration, extent and severity of the COVID-19 pandemic, including its effects on its business, supply chain, operations and employees as well as its impact on its customers and distribution channels and on economies and markets more generally; the competitive nature of the Company’s market; changes to Medicare, Medicaid, or private insurance reimbursement policies; changes to state and federal health care laws; changes affecting the medical device industry; the Company’s ability to develop new sales channels for its products such as the homecare distributor channel; the Company’s need to maintain regulatory compliance and to gain future regulatory approvals and clearances; new drug or pharmaceutical discoveries; general economic and business conditions; the Company’s ability to renew its line of credit or obtain additional credit as necessary; the Company’s ability to protect and expand its intellectual property portfolio; the risks associated with expansion into international markets, as well as other factors the Company may describe from time to time in its reports filed with the Securities and Exchange Commission (including the Company’s most recent Annual Report on Form 10-K, as amended from time to time, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). Investors should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or potentially inaccurate assumptions investors should take into account when making investment decisions. Shareholders and other readers should not place undue reliance on “forward-looking statements,” as such statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update them in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: June 5, 2023	By: /s/ Bradley M. Nagel
	Name:	Bradley M. Nagel
	Title:	Chief Financial Officer